[LOGO] NATIONAL ASSET
                                   MANAGEMENT
                                      CORE
                                   EQUITY FUND











                               SEMI-ANNUAL REPORT


                            FOR THE SIX MONTHS ENDED
                                OCTOBER 31, 2001

                   NATIONAL ASSET MANAGEMENT CORE EQUITY FUND


December 17, 2001

Dear Fellow Shareholder:

The goal of the Fund is to earn a high total investment return. This goal is pursued by staying fully invested in the stock market and by using two classic investment approaches, value and growth investing, in the portfolio. This philosophy is implemented by diversifying the portfolio with investments in three different types of stocks: growth, yield, and low P/E. Each performs differently during different economic conditions. The Fund invests exclusively in stocks with these attributes because each has performed quite well over the long term and because combining them smooths returns and lowers risk.

Since inception on June 2, 1999, the Fund has earned an annualized total return of -4.79% while the S&P 500 Index return -7.03%. For the six months ended October 31, 2001, the Fund declined by 15.40% while the benchmark S&P 500 stock index lost 14.60%. And for the twelve months ended October 31, the Fund declined by 24.39% while the S&P lost 24.90%.

The stock market environment was weak for virtually the entire six months period ending October. There were many indications of continuing economic weakness during the period including a steady stream of corporate earnings warnings and layoff announcements. However, until September, the market seemed to be digesting this information in an orderly fashion. By mid summer some market analysts observed that the market seemed to have found support levels around 10,000 for the Dow Jones and 2,000 for the NASDAQ. But then terrorism struck U.S. soil on September 11th. The stock market was closed for four days while rescue efforts were made at the site of the World Trade Center devastation. When the market reopened on September 17th a new wave of selling hit and pushed the stock market down well below its previous lows. The Federal Reserve acted quickly cutting short-term interest rates by 0.5% on September 17th and again by the same amount at the regularly scheduled meeting on October 2nd. Over the six month period, the Fed lowered rates by 2% in five actions.

The weak economic environment and the attack on the United States made it virtually impossible to produce positive returns in the stock market during the period. The market decline was broadly based with most of the sectors of the market declining sharply. Only the consumer staples sector, dominated by drug store and food stocks, was able to eek out a slightly positive return over the period. While it was no surprise that the economically sensitive information technology sector sold off, it was surprising that even historical safe havens like utility stocks lost significant value.

                                        2
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                   NATIONAL ASSET MANAGEMENT CORE EQUITY FUND


The Fund's performance was modestly hurt by both an under weighting in the consumer staples sector and by disappointing performance of the stocks the Fund held in this sector. The technology stocks in the portfolio also hampered performance. The weighting in the technology sector was slightly larger than that of the benchmark. Most of the holdings in this sector are the market leaders in their respective area, however this offered little protection when investors fled the market.

The portfolio is structured with an emphasis on companies that have been assigned quality ratings of A+ by Standard and Poor's. Currently 31% of the portfolio is invested in A+ rated companies while the S&P 500 index is composed of 24% of A+ rated companies.

Our Multiple Attribute philosophy continues to provide excellent diversification across growth, low P/E stocks and yield stocks. The weighting in the low P/E attribute has been increased to 41% of the portfolio and the growth attribute was decreased to 38%. Yield stocks makes up the balance of 21%. The Fund is also broadly diversified across the major economic sectors of the large capitalization equity market. The largest sector weighting is in financial stocks which compose 23% of the portfolio. These stocks currently offer good value and are likely to benefit from the declining interest rate environment. In the past they have also been among the first to recover after economic slow downs and recessions. Technology stocks currently represent 19% of the portfolio, similar to their weighting in the S&P 500 index.

We thank you for your support and the trust you have expressed in us by investing in the Fund. We look forward to continuing to meet your needs and our goals for value added results through our uniquely diversified approach to large cap investing.

Sincerely,


INVESCO-National Asset Management Equity Team


Past performance of the Fund and the S&P 500 Index is not predictive of future performance. Fund share values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. Indexes are not available for direct investment and do not incur expenses.

The information contained in this report is authorized for use when proceeded or accompanied by a prospectus for the Fund.

The Fund is distributed by Quasar Distributors, LLC.

                                        3
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                   NATIONAL ASSET MANAGEMENT CORE EQUITY FUND


SCHEDULE OF INVESTMENTS AT OCTOBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
 Shares      COMMON STOCKS: 95.80%                                  Market Value
--------------------------------------------------------------------------------

             BASIC INDUSTRY: 6.25%
  10,560     Alcoa, Inc........................................     $   340,771
   9,980     Praxair, Inc......................................         470,856
   4,310     Weyerhaeuser Co...................................         215,112
   9,380     Air Products and Chemicals, Inc...................         375,575
                                                                    -----------
                                                                      1,402,315
                                                                    -----------
             CAPITAL GOODS: 13.45%
   6,950     Caterpillar, Inc..................................         310,804
  11,810     Deere & Co........................................         436,852
  23,952     General Electric Co...............................         872,092
  10,520     Ingersoll-Rand Co.................................         392,396
   3,550     SPX Corp.*........................................         353,580
  20,860     Sanmina Corp.*....................................         315,820
  11,340     Honeywell International, Inc......................         335,097
                                                                    -----------
                                                                      3,016,642
                                                                    -----------
             COMMUNICATIONS: 1.79%
   6,860     SBC Communications, Inc...........................         261,435
  10,405     Worldcom, Inc.....................................         139,947
                                                                    -----------
                                                                        401,382
                                                                    -----------
             CONSUMER CYCLICAL: 10.38%
  12,556     The Home Depot, Inc...............................         480,016
   9,630     The Interpublic Group of Companies, Inc...........         216,194
  20,260     Masco Corp........................................         401,756
  10,950     Target Corp.......................................         341,093
  13,052     Wal-Mart Stores, Inc..............................         670,873
   8,800     RadioShack Corp...................................         219,912
                                                                    -----------
                                                                      2,329,842
                                                                    -----------
             CONSUMER STAPLES: 3.66%
   7,250     CVS Corp..........................................         173,275
   8,060     Safeway, Inc.*....................................         335,699
   9,640     Walgreen Co.......................................         312,143
                                                                    -----------
                                                                        821,117
                                                                    -----------
             ENERGY: 6.77%
   6,423     ChevronTexaco Corp................................         568,757
  16,772     Exxon Mobil Corp..................................         661,655
   5,940     Schlumberger Limited..............................         287,615
                                                                    -----------
                                                                      1,518,027
                                                                    -----------

                                        4
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                   NATIONAL ASSET MANAGEMENT CORE EQUITY FUND


SCHEDULE OF INVESTMENTS AT OCTOBER 31, 2001 (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------
 Shares                                                             Market Value
--------------------------------------------------------------------------------
             FINANCE: 23.26%
   7,777     American International Group, Inc.................     $   611,272
  14,056     Citigroup, Inc....................................         639,829
  10,120     Freddie Mac.......................................         686,338
   8,060     Fannie Mae........................................         652,538
  10,865     J.P. Morgan Chase & Co............................         384,186
   5,400     MGIC Investment Corp..............................         279,396
   4,330     Marsh & McLennan Companies, Inc...................         418,928
   7,320     Morgan Stanley Dean Witter & Co...................         358,094
   4,975     The PMI Group, Inc................................         275,864
  14,758     Radian Group, Inc.................................         499,853
   5,270     The Goldman Sachs Group, Inc......................         411,903
                                                                    -----------
                                                                      5,218,202
                                                                    -----------
             HEALTHCARE: 13.40%
   4,926     Bristol-Myers Squibb Co...........................         263,295
  10,620     Johnson & Johnson.................................         615,004
  13,140     Medtronic, Inc....................................         529,542
   9,103     Merck & Co, Inc...................................         580,862
  16,160     Pfizer, Inc.......................................         677,104
   5,930     Tenet Healthcare Corp.*...........................         341,094
                                                                    -----------
                                                                      3,006,901
                                                                    -----------
             SERVICES: 2.37%
  10,273     Automatic Data Processing.........................         530,703
                                                                    -----------
             TECHNOLOGY: 16.84%
  13,120     Altera Corp.*.....................................         265,024
   7,000     Applied Micro Circuits Corp.*.....................          77,210
  24,472     Cisco Systems, Inc.*..............................         414,066
  12,830     Dell Computer Corp.*..............................         307,663
   8,910     EMC Corp..........................................         109,771
  21,868     Intel Corp........................................         534,017
   5,290     Maxim Integrated Products, Inc*...................         242,018
  13,035     Microsoft Corp.*..................................         757,985
  20,550     Oracle Corp.*.....................................         278,658
   2,680     Siebel Systems, Inc.*.............................          43,764
   6,580     Sun Microsystems, Inc.*...........................          66,787
  13,200     Vitesse Semiconductor Corp.*......................         124,608

                                        5
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                   NATIONAL ASSET MANAGEMENT CORE EQUITY FUND


SCHEDULE OF INVESTMENTS AT OCTOBER 31, 2001 (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------
 Shares                                                             Market Value
--------------------------------------------------------------------------------
             TECHNOLOGY, CONTINUED
  10,420     Jabil Circuit, Inc.*..............................     $   220,904
   6,850     QUALCOMM, Inc.*...................................         335,993
                                                                    -----------
                                                                      3,778,468
                                                                    -----------

             Total Common Stocks (Cost $27,158,920)............      22,023,599
                                                                    -----------

             SHORT-TERM INVESTMENTS: 1.77%
--------------------------------------------------------------------------------
 397,910     Federated Cash Trust (Cost $397,910)..............         397,910
                                                                    -----------

             Total Investment in Securities
               (Cost $27,556,830):  99.94%.....................      22,421,509
             Liaibilities in Excess of
               Other Assets:  0.06%............................          14,239
                                                                    -----------

             Net Assets: 100.00%...............................     $22,435,748
                                                                    ===========

* Non-income producing security.

+ Gross unrealized appreciation and depreciation of securities is as follows:

             Gross unrealized appreciation.....................     $   508,982
             Gross unrealized depreciation.....................      (5,644,304)
                                                                    -----------
                  Net unrealized depreciation..................     $(5,135,322)
                                                                    ===========

See accompanying Notes to Financial Statements.

                                        6
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                   NATIONAL ASSET MANAGEMENT CORE EQUITY FUND


STATEMENT OF ASSETS AND LIABILITIES AT OCTOBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value
    (identified cost $27,556,830)..............................     $22,421,509
  Receivables
    Dividends and interest.....................................          19,635
    Fund shares purchased......................................           1,000
  Prepaid expenses.............................................          12,916
                                                                    -----------
        Total assets...........................................      22,455,060
                                                                    -----------

LIABILITIES
  Payables
    Administration fees........................................           3,877
    Due to Advisor.............................................           6,183
    Fund shares repurchased....................................             706
  Accrued expenses.............................................           8,546
                                                                    -----------
        Total liabilities......................................          19,312
                                                                    -----------

NET ASSETS.....................................................     $22,435,748
                                                                    ===========

Net asset value, offering and redemption price per share
  [$22,435,748 / 2,552,112 shares outstanding;
  unlimited number of shares (par value $0.01) authorized].....     $      8.79
                                                                    ===========

COMPONENTS OF NET ASSETS
  Paid-in capital..............................................     $27,737,540
  Undistributed net investment income..........................          37,211
  Accumulated net realized loss on investments.................        (203,681)
  Net unrealized depreciation on investments...................      (5,135,322)
                                                                    -----------
  Net assets...................................................     $22,435,748
                                                                    ===========

See accompanying Notes to Financial Statements.

                                        7
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                   NATIONAL ASSET MANAGEMENT CORE EQUITY FUND


STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED OCTOBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Income
    Dividends..................................................     $   134,921
    Interest...................................................           4,820
                                                                    -----------
       Total income............................................         139,741
                                                                    -----------

  Expenses
    Advisory fees (Note 3)......................................         61,208
    Administration fee (Note 3).................................         24,483
    Fund accounting fees........................................         10,585
    Professional fees...........................................         11,091
    Transfer agent fees.........................................          7,562
    Custodian fees..............................................          8,067
    Reports to shareholders.....................................          3,025
    Trustees' fees..............................................          2,167
    Miscellaneous...............................................          2,269
    Insurance fees..............................................          1,173
    Registration fees...........................................          4,073
                                                                    -----------
      Total expenses...........................................         135,703
      Less, advisory fee waiver and absorption (Note 3)........         (19,393)
                                                                    -----------
      Net expenses.............................................         116,310
                                                                    -----------
          Net investment income................................          23,431
                                                                    -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss from security transactions.................        (312,811)
  Net change in unrealized depreciation on investments.........      (3,786,579)
    Net realized and unrealized loss on investments............      (4,099,390)
                                                                    -----------
          NET DECREASE IN NET ASSETS RESULTING FROM
            OPERATIONS.........................................     $(4,075,959)
                                                                    ===========

See accompanying Notes to Financial Statements.

                                        8
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                   NATIONAL ASSET MANAGEMENT CORE EQUITY FUND


STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                              Six Months ended      Year ended
                                              October 31, 2001#   April 30, 2001
--------------------------------------------------------------------------------

INCREASE / (DECREASE) IN NET ASSETS FROM
OPERATIONS:
  Net investment income......................    $    23,431        $    17,233
  Net realized gain on security
   transactions..............................       (312,811)           229,897
  Net change in unrealized depreciation
   on investments............................     (3,786,579)        (1,742,167)
                                                 -----------        -----------
      NET DECREASE IN NET ASSETS RESULTING
       FROM OPERATIONS ......................     (4,075,959)        (1,495,037)
                                                 -----------        -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income......................             --             (6,008)
  Net realized loss on security
   transactions..............................             --           (123,981)
                                                 -----------        -----------
                                                          --           (129,989)
                                                 -----------        -----------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net increase in net assets derived from
   net change in outstanding shares (a)......      2,060,891         15,469,987
                                                 -----------        -----------
  TOTAL INCREASE/DECREASE IN NET ASSETS......     (2,015,068)        13,844,961
                                                 -----------        -----------

NET ASSETS
Beginning of period..........................     24,450,816         10,605,855
                                                 -----------        -----------
END OF PERIOD................................    $22,435,748       $ 24,450,816
                                                 ===========        ===========

Undistributed net investment income..........    $    37,211        $    13,780
                                                 ===========        ===========

(a) A summary of shares transactions is as follows:

                                  Six Months ended            Year ended
                                 October 31, 2001#          April 30, 2001
                               ----------------------   -----------------------
                                Shares       Value       Shares        Value
                               --------   -----------   ---------   -----------
Shares sold .................   384,402   $ 5,370,020   1,452,413   $15,784,263
Shares issued in reinvestment
  of distributions...........        --            --       9,927       113,963
Shares redeemed..............  (186,315)   (1,833,905)    (37,232)     (428,239)
                               --------   -----------   ---------   -----------
Net increase.................   198,087   $ 3,536,115   1,425,108   $15,469,987
                               ========   ===========   =========   ===========

* Commencement of operations.
# Unaudited.

See accompanying Notes to Financial Statements.

                                        9
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                   NATIONAL ASSET MANAGEMENT CORE EQUITY FUND


FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------
                                          Six Months          Year         June 2, 1999*
                                            ended            ended           through
                                        Oct. 31, 2001#   April 30, 2001   April 30, 2000
----------------------------------------------------------------------------------------
Net asset value, beginning of period....  $    10.39       $    11.42       $    10.00
                                          ----------       ----------       ----------

Income from investment operations:
  Net investment income.................        0.01             0.01             0.01
  Net realized and unrealized
    gain/loss on investments............       (1.61)           (0.92)            1.42
                                          ----------       ----------       ----------
Total from investment operations........       (1.60)           (0.91)            1.43
                                          ----------       ----------       ----------

Less distributions:
  From net investment income............        0.00            (0.01)           (0.01)
  From net realized gains/losses........        0.00            (0.11)              --
                                          ----------       ----------       ----------
                                                0.00            (0.12)           (0.01)
                                          ----------       ----------       ----------

Net asset value, end of period..........  $     8.79       $    10.39       $    11.42
                                          ==========       ==========       ==========

Total return............................      (15.40%)          (8.13%)          14.26%++

Ratios/supplemental data:
Net assets, end of period (000).........  $   22,436       $   24,451       $   10,606

Ratio of expenses to average net assets:
  Before expense reimbursement..........        1.11%            1.27%            5.47%+
  After expense reimbursement...........        0.95%            0.95%            0.95%+

Ratio of net investment income to average net assets:
  After expense reimbursement...........         0.19%           0.12%            0.14%+

Portfolio turnover rate.................        19.17%          21.88%           20.80%

*  Commencement of operations.
+  Annualized.
++ Not Annualized.
#  Unaudited.

See accompanying Notes to Financial Statements.

                                       10
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                   NATIONAL ASSET MANAGEMENT CORE EQUITY FUND


NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The National Asset Management Core Equity Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund began operations on June 2, 1999. The investment objective of the Fund is to earn a high total return consisting of capital appreciation and current income by investing in common stocks of large and middle capitalization U.S. companies.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to

                                       11
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                   NATIONAL ASSET MANAGEMENT CORE EQUITY FUND


NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

          shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from generally accepted accounting principles.

     D. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     For the six months  ended  October  31,  2001,  National  Asset  Management
Corporation (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.50% based upon the average daily net assets of the Fund. For the six months ended October 31, 2001, the Fund incurred $61,208 in Advisory Fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 0.95% of average net assets (the "expense cap"). Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the six months

                                       12
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                   NATIONAL ASSET MANAGEMENT CORE EQUITY FUND


NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

ended October 31, 2001, the Advisor reduced its fees and absorbed Fund expenses in the amount of $19,393; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $176,784 at October 31, 2001. Cumulative expenses subject to recapture expire as follows:

                       Year                        Amount
                       ----                       --------
                       2005                       $110,407
                       2006                       $ 46,984
                       2007                       $ 19,393

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Fund asset level                             Fee rate
----------------                             --------
Less than $15 million                        $30,000
$15 million to less than $50 million         0.20% of average daily net assets
$50 million to less than $100 million        0.15% of average daily net assets
$100 million to less than $150 million       0.10% of average daily net assets
More than $150 million                       0.05% of average daily net assets

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     For the six months ended October 31, 2001, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $4,543,681 and $6,321,370 respectively.

                                     ADVISOR

                       INVESCO - National Asset Management
                       400 West Market Street, Suite 2500
                              Louisville, KY 40202

                                   DISTRIBUTOR

                            Quasar Distributors, LLC
                            615 East Michigan Street
                               Milwaukee, WI 53202

                                    CUSTODIAN

                               Firstar Bank, N.A.
                           425 Walnut Street, M/L 6118
                              Cincinnati, OH 45201

                                 TRANSFER AGENT

                             ICA Fund Services Corp.
                      4455 East Camelback Road, Suite 261E
                             Phoenix, Arizona 85018
                                  800-576-8229

                                  LEGAL COUNSEL

                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104